UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2003


                            MARATHON OIL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                                 1-5153                               25-0996816
(State or other jurisdiction              (Commission File Number)                  (IRS Employer
    of incorporation)                                                             Identification No.)

 5555 San Felipe Road, Houston, Texas                           77056-2723
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (713) 629-6600

                         ------------------------------



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Item 7.     Financial Statements and Exhibits.

             (c)    Exhibits.

            99.1 Press Release dated April 24, 2003, issued by Marathon Oil Corporation.

Item 9.     Regulation FD Disclosure.

            On April 24, 2003, Marathon Oil Corporation (Marathon) issued a press release announcing first quarter 2003 earnings (Release). Attached is a copy of the Release in substantially the form released. The information, furnished under "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Results of Operations and Financial Condition," in accordance with Securities and Exchange Commission Release No. 33-8216.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MARATHON OIL CORPORATION




Date: April 24, 2003               By:     /s/ A.G. Adkins
                                       -------------------------------------
                                       A.G. Adkins
                                       Vice President-Accounting and Controller


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                                  EXHIBIT INDEX

Number      Exhibit
------      -------

99.1 Press Release dated April 24, 2003, announcing Marathon's financial results for the first quarter of 2003.